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                                                                    EXHIBIT 99.2


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series   1995-B

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
Distribution Date of:                                                         16-Oct-00
Determined as of:                                                             10-Oct-00
For the Monthly Period Ending:                                                30-Sep-00
Days in Interest Period (30/360)                                                     30
Days in Interest Period (Actual/360)                                                 31

                                                                              Beginning                  Ending             Change
Pool Balance (Principal)                                               3,863,883,216.64        3,835,718,758.19     (28,164,458.45)
Excess Funding Account                                                             0.00                    0.00               0.00

Invested Amount                                                           22,800,000.00                    0.00     (22,800,000.00)
Class A Invested Amount                                                            0.00                    0.00               0.00
Class B Invested Amount                                                   22,800,000.00                    0.00     (22,800,000.00)

Principal Funding Account                                                          0.00                    0.00               0.00

Adjusted Invested Amount                                                  22,800,000.00                    0.00     (22,800,000.00)
Class A Adjusted Invested Amount                                                   0.00                    0.00               0.00
Class B Adjusted Invested Amount                                          22,800,000.00                    0.00     (22,800,000.00)
Enhancement Invested Amount                                                        0.00                    0.00               0.00

Reserve Account                                                            1,900,000.00                    0.00      (1,900,000.00)

Available Cash Collateral Amount                                           7,600,000.00                    0.00      (7,600,000.00)
Available Shared Collateral Amount                                         3,800,000.00                    0.00      (3,800,000.00)
Spread Account                                                             7,600,000.00                    0.00      (7,600,000.00)

Servicing Base Amount                                                     22,800,000.00                    0.00     (22,800,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                                            2.13%
Principal Allocation Pct                                                           9.83%
Class A Floating Pct                                                              72.31%
Class B Floating Pct                                                              27.69%
Class A Principal Pct                                                             94.00%
Class B Principal Pct                                                              6.00%

                                                                             Series
Allocations                                           Trust                  1995-B                  Class A            Class B
-----------                                      ---------------------------------------------------------------------------------
Principal Collections                            393,806,287.71           38,729,532.17           36,405,760.24       2,323,771.93

Finance Charge Collections                        66,400,719.80            1,414,895.92            1,023,078.59         391,817.33
PFA Investment Proceeds                                      NA              697,422.46                    0.00         697,422.46
Reserve Account Draw                                         NA                    0.00                    0.00               0.00
                                                                                   ----                    ----               ----
Available Funds                                                            2,112,318.38            1,023,078.59       1,089,239.79

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                          23,750.00                    0.00          23,750.00
Monthly Interest                                                             122,550.00                    0.00         122,550.00
Monthly Servicing Fee                                                          4,750.00                    0.00           4,750.00
Defaulted Amounts                                 24,028,243.96              512,004.45              370,218.61         141,785.85
                                                                             ----------              ----------         ----------
                                                                             663,054.45              370,218.61         292,835.85

Excess Spread                                                              1,591,049.77              652,859.98         938,189.79
Required Amount                                                                    0.00                    0.00               0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                        0.00
Risk-Free Fee                                                                                          2,094.22
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                          2,716.09
                                                                                                       --------
Monthly Cash Collateral Fee                                                                            4,810.31

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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                         9.38%
Principal Payment Rate Calculation                                                                        10.99%
Calculated Current Month's Spread Account Cap                                                                N/A
Spread Account Cap Adjustment                                                                              0.00%
Applicable Spread Account Cap Percentage                                                                     N/A
Beginning Cash Collateral Amount                                                                   7,600,000.00
Required Cash Collateral Amount                                                                            0.00
Cash Collateral Account Draw                                                                               0.00
Cash Collateral Account Surplus                                                                    7,600,000.00
Beginning Spread Account Balance                                                                   7,600,000.00
Required Spread Account Amount                                                                             0.00
Required Spread Account Draw                                                                               0.00
Required Spread Account Deposit                                                                            0.00
Spread Account Surplus                                                                             7,600,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                         7
Controlled Accumulation Amount                                                                             0.00
Required PFA Balance                                                                              22,800,000.00
Beginning PFA Balance                                                                                      0.00
Controlled Deposit Amount                                                                         22,800,000.00
Available Investor Principal Collections                                                          39,241,536.62
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                  16,441,536.62
Shared Principal from Other Series                                                                         0.00
Class A Monthly Principal                                                                                  0.00
Class B Monthly Principal                                                                         22,800,000.00
Monthly Principal                                                                                 22,800,000.00
PFA Deposit                                                                                       22,800,000.00
PFA Withdrawal                                                                                    22,800,000.00
Ending PFA Balance                                                                                         0.00
Principal to Investors                                                                            22,800,000.00
Ending Class A Invested Amount                                                                             0.00
Ending Class B Invested Amount                                                                             0.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                        N/A
Revolving Investor Interest                                                                                  N/A
Class A Invested Amount                                                                                      N/A
Available Principal                                                                                          N/A
Class A Accumulation Period Length                                                                           N/A

Reserve Account
---------------
Available Reserve Account Amount                                                                   1,900,000.00
Covered Amount                                                                                             0.00
Reserve Draw Amount                                                                                        0.00
Portfolio Yield                                                                                            5.84%
Reserve Account Factor                                                                                    50.00%
Portfolio Adjusted Yield                                                                                   5.12%
Reserve Account Funding Period Length                                                                         3
Reserve Account Funding Date                                                                          15-Jan-00
Weighted Average Coupon                                                                                    6.45%
Required Reserve Account Amount                                                                            0.00
Reserve Account Surplus                                                                            1,900,000.00
Required Reserve Account Deposit                                                                           0.00
Portfolio Yield - 3 month average                                                                          9.99%
Base Rate - 3 month average                                                                                4.77%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          5.22%

*Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date.  The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

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